UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE
(State or other jurisdiction of           0-18121                36-3664868
        Incorporation)            (Commission File Number)    (I.R.S. Employer
                                                             Identification No.)

  55TH STREET & HOLMES AVENUE                                       60514
   CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300




                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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ITEM 5.  OTHER EVENTS.

         On April 18, 2002, MAF Bancorp, Inc. issued a press release announcing the corporation's earnings for the first quarter of 2002. This 8-K/A is being filed to correct an error within that press release. Loan sale volume of the corporation was $364.5 million for the first quarter of 2002, rather than the $165.3 million that was originally issued inadvertently. The revised press release issued by the corporation on April 19, 2002, containing the corrected information is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1      Press Release dated April 19, 2002.

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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer

Date:  April 19, 2002

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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1      Press Release dated April 19, 2002.

                                       4